Q1 2016 Earnings Earnings Release Supplement: Results presented on an “as adjusted” basis, unless otherwise noted April 14, 2016 EXHIBIT 99.2

A broadly diversified business across clients, products and geographies Q1 2016 Long-term Base Fees of $2.256 billion Long-term Assets Under Management of $4.435 trillion at March 31, 2016 Product Type Client Type Style Region Note: Revenue and AUM by region data is based on client domicile.

6% 4% 3% 3% 4% 4% 5% 4% Long-term net flows ($ in billions) Total Long-Term Retail iShares Institutional LTM organic asset growth rate (%) LTM organic base fee growth rate (%) 4% 10% 13% 11% 11% 11% 10% 10% 7% 6% 10% 9% 11% 14% 11% 12% 13% 1% 0% 0% 1% 2% 1% 1% (1)% Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. 5% 5% 8% 6% 6% 7% 6% 6% 4% 4% 11% (1)%

Profitability ($ in millions, except per share data) Net Income and EPS, as adjusted Operating Income and Margin, as adjusted For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income Operating Margin Net Income EPS

Capital management (amounts in millions, except per share data) Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. GAAP Dividend Payout Ratio = Dividends declared / GAAP net income. Total GAAP Payout Ratio = (Dividends declared + share repurchases) / GAAP net income. Share repurchases and weighted average diluted shares Dividends and Payout Ratios GAAP Dividend Payout Ratio and Total GAAP Payout Ratio include the restructuring charge of $76 million. (1)

Major market indices and exchange rates Spot % Change 3/31/2016 vs. Average % Change Q1 2016 vs. 3/31/2015 12/31/2015 3/31/2016 12/31/2015 3/31/2015 Q1 2015 Q4 2015 Q1 2016 Q4 2015 Q1 2015 Equity Indices: Domestic S&P 500 2,068 2,044 2,060 1% -% 2,063 2,053 1,952 (5)% (5)% Global MSCI Barra World Index 1,741 1,663 1,648 (1)% (5)% 1,726 1,677 1,569 (6)% (9)% MSCI Europe Index 135 123 114 (7)% (16)% 128 125 113 (10)% (12)% MSCI AC Asia Pacific Index 146 132 129 (2)% (12)% 142 132 123 (7)% (13)% MSCI Emerging Markets Index 975 794 837 5% (14)% 969 828 757 (9)% (22)% S&P Global Natural Resources 3,061 2,376 2,592 9% (15)% 3,140 2,509 2,342 (7)% (25)% Fixed Income Index: Barclays U.S. Aggregate Bond Index 1,946 1,925 1,984 3% 2% 1,936 1,933 1,956 1% 1% Foreign Exchange Rates: GBP to USD 1.48 1.47 1.44 (2)% (3)% 1.51 1.52 1.43 (6)% (5)% EUR to USD 1.07 1.09 1.14 5% 7% 1.13 1.09 1.10 1% (3)% Source: Bloomberg

Quarterly revenue Q1 2016 Compared to Q1 2015 $(99) million Total Revenue Q1 2016 Compared to Q4 2015 $(239) million Percentage Change Year-over-Year Sequential Base Fees ex. SL (3)% (5)% Securities Lending 30% 8% Performance Fees (69)% (80)% Aladdin 12% 2% Other BRS 43% (9)% Distribution Fees (35)% -% Other Revenue (20)% (6)% Total (4)% (8)% Q1 2016 $2,624 million

Quarterly investment advisory, administration fees and securities lending revenue Q1 2016: $2,359 million Q1 2016 Compared to Q1 2015 Investment advisory, administration fees and securities lending revenue $(31) million Q1 2016 Compared to Q4 2015 $(101) million Q1 2015: $2,390 million Q4 2015: $2,460 million

Quarterly expense Expense, as adjusted, by category Q1 2016 Compared to Q1 2015, as adjusted For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement and notes (1) through (4) in the current earnings release. $(69) million Q1 2016 Compared to Q4 2015, as adjusted $(143) million Percentage Change Year-over-Year Sequential Employee Comp. & Benefits (3)% (4)% Distribution & Servicing Costs (2)% (6)% Amort. of Deferred Sales Commissions (23)% (9)% Direct Fund Expense (1)% (1)% General & Administrative (6)% (22)% Amortization of Intangibles (29)% 4% Total (4)% (8)% Q1 2016 $1,577 million

2014 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Operating Income GAAP $1,051 $1,122 $1,157 $1,144 $1,067 $1,238 $1,222 $1,137 $963 Non-GAAP adjustments 11 11 57 10 10 10 5 6 84 As Adjusted $1,062 $1,133 $1,214 $1,154 $1,077 $1,248 $1,227 $1,143 $1,047 Nonoperating Income (Expense) GAAP $17 $16 $(52) $(60) $16 $(41) $(48) $11 $(48) Non-GAAP adjustments 9 (36) 44 6 (5) (9) 16 (10) 10 As Adjusted $26 $(20) $(8) $(54) $11 $(50) $(32) $1 $(38) Net Income GAAP $756 $808 $917 $813 $822 $819 $843 $861 $657 Non-GAAP adjustments 6 29 (27) 8 8 19 1 (60) 54 As Adjusted $762 $837 $890 $821 $830 $838 $844 $801 $711 Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to a restructuring charge, PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Important Notes This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc.; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated April 14, 2016, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at www.blackrock.com.